UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 17, 2014

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On March 17, 2014, the Audit Committee of the Board of Directors of Oil-Dri Corporation of America (the “Registrant”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Registrant’s independent registered public accounting firm.

PwC’s audit reports on the consolidated financial statements of the Registrant and its subsidiaries as of and for the fiscal years ended July 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years ended July 31, 2013 and 2012 and through March 17, 2014, there were (i) no disagreements between the Registrant and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the consolidated financial statements for such years and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided PwC with a copy of the foregoing disclosures and has requested that PwC review such disclosures and provide a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) as specified by Item 304(a)(3) of Regulation S-K. A copy of PwC’s letter, dated March 21, 2014, to the SEC is attached to this report as Exhibit 16.1.

(b) On March 17, 2014, the Audit Committee of the Board of Directors of the Registrant appointed Grant Thornton LLP as the Registrant’s independent registered public accounting firm for its fiscal year ending July 31, 2014, effective immediately. During the Registrant’s two most recent fiscal years ended July 31, 2013 and 2012 and through March 17, 2014, neither the Registrant nor anyone acting on its behalf consulted with Grant Thornton LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 8.01 Other Events.

On March 17, 2014, the Registrant’s Board of Directors declared quarterly cash dividends of $0.19 per share of the Registrant’s Common Stock and $0.1425 per share of the Registrant’s Class B Stock. The dividends will be payable on May 30, 2014, to stockholders of record at the close of business on May 16, 2014. A copy of the Registrant’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibits

16.1	Letter from PricewaterhouseCoopers LLP, dated as of March 21, 2014.
99.1	Press Release dated March 21, 2014 (Cash Dividends).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Douglas A. Graham
Douglas A. Graham
Vice President and General Counsel

Date:  March 21, 2014

Exhibit Index

Exhibit Number	Description of Exhibits

16.1	Letter from PricewaterhouseCoopers LLP, dated as of March 21, 2014.
99.1	Press Release dated March 21, 2014 (Cash Dividends).